--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-KA
                                 ---------------

                           AMENDMENT TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 20, 1997

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)


Commission File Number: 0-18410                                       95-4233050
                                                                (I.R.S. Employer
                                                             Identification No.)

5757 Wilshire Blvd. - Penthouse One                                       90036
Los Angeles, California                                               (Zip code)
(Address of principal executive offices)


                                 (213) 634-8634
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

This report comprises 24 pages                                      Page 1 of 24

Item 7. Financial Statements of Business Acquired and Pro Forma Financial Information

        THE FOLLOWING FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION ARE FILED ON THE PAGES LISTED BELOW AS PART OF THIS AMENDMENT TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K FILED WITH THE COMMISSION ON NOVEMBER 4, 1997 IN RESPONSE TO AND IN SATISFACTION OF THE REQUIREMENTS OF ITEM 7 OF FORM 8-K TO THE EXTENT REQUIRED UNDER RELEVANT PROVISIONS OF ITEM 310(c) OF REGULATION SB.

                                                                            Page
Report of Rosenberg Rich Baker Berman & Company,
 Independent Accountants to Grosso Jacobson Companies....................... F-1

Grosso Jacobson Companies Combined Balance Sheet
 as at November 30, 1996.................................................... F-2

Grosso Jacobson Companies Combined Statements of
 Operations for Fiscal Years Ended November 30, 1995
 and November 30, 1996...................................................... F-3

Grosso Jacobson Companies Combined Statements of
 Stockholders Equity from November 30, 1994 through
 November 30, 1996.......................................................... F-4

Grosso Jacobson Companies Combined Statements of Cash
 Flow for Fiscal Years Ended November 30, 1995 and
 November 30, 1996.......................................................... F-5

Notes to the Combined Financial Statements of Grosso
 Jacobson Companies....................................................... F-6-9

Grosso Jacobson Companies Condensed Combined Balance Sheets
 (Unaudited) as at September 30, 1996 and September 30, 1997................F-10

Grosso Jacobson Companies Combined Statements of
 Operations (Unaudited) for Ten Months Ended September 30, 1996
 and September 30, 1997.................................................... F-11

Grosso Jacobson Companies Combined Statements of
 Cash Flows (Unaudited) for Ten Months Ended
 September 30, 1996 and September 30, 1997................................. F-12


                                                                    Page 2 of 24


Introductory Note with Respect to Pro Forma Financial Information.......... F-13

Condensed Consolidated Balance Sheets of The Producers
 Entertainment Group Ltd. and Subsidiaries, Combined
 Balance Sheets of Grosso Jacobson Companies (Unaudited) and
 Pro Forma Combined Balance Sheets (Unaudited) as at June 30, 1997
 and Notes to Pro Forma Combined Balance Sheets............................ F-14

Condensed Consolidated Statements of Operations of The Producers
 Entertainment Group Ltd. and Subsidiaries, Condensed Combined
 Statements of Operations of Grosso Jacobson Companies (Unaudited) and
 Pro Forma Combined Statements of Operations (Unaudited)
 for Fiscal years Ended June 30, 1996 and June 30,1997.................. F-15-16

Condensed Consolidated Balance Sheets of The Producers
 Entertainment Group Ltd. and Subsidiaries (Unaudited), Combined
 Balance Sheets of Grosso Jacobson Companies (Unaudited) and
 Pro Forma Combined Balance Sheets (Unaudited) as at September 30, 1997
 and Notes to Pro Forma Combined Balance Sheets............................ F-17

Condensed Consolidated Statements of Operations of The Producers
 Entertainment Group Ltd. and Subsidiaries (Unaudited), Condensed Combined
 Statements of Operations of Grosso Jacobson Companies (Unaudited) and
 Pro Forma Combined Statements of Operations (Unaudited) for
 the three months Ended September 30, 1996 and September 30,1997........ F-18-19

EXHIBITS:

Exhibit 23 - Consent of Rosenberg Rich Baker Berman & Company, Independent Accountants to Grosso Jacobson Companies.

               [ROSENBERG RICH BAKER BERMAN & COMPANY LETTERHEAD]

                                                                        PAGE F-1


                           Independent Auditors' Report

To the Board of Directors and Stockholders of Grosso Jacobson Companies


We have audited the combined balance sheet of Grosso Jacobson Companies as of November 30, 1996 and the combined statements of operations, stockholders' equity and cash flows for the years ended November 30, 1996 and 1995. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Grosso Jacobson Companies as of November 30, 1996, and the results of their operations, and their cash flows for the years ended November 30, 1996 and 1995 in conformity with generally accepted accounting principles.


                                     /s/ ROSENBERG RICH BAKER BERMAN & COMPANY
                                     -----------------------------------------
                                         Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
August 11, 1997

                            GROSSO JACOBSON COMPANIES
                             COMBINED BALANCE SHEET
                                NOVEMBER 30, 1996
                                                                        PAGE F-2



         Assets
Cash                                                          $   100,370
Accounts receivable                                               316,511
Productions-in-process                                          2,618,736
Equipment, less accumulated depreciation                            1,858
Deposits                                                            2,400
Deferred tax asset                                                 56,000
                                                              -----------

         Total Assets                                           3,095,875
                                                              ===========

         Liabilities and Stockholders' Equity (Impairment)
Accounts payable                                                  125,000
Deferred revenue                                                2,888,061
Due to related parties                                            186,800
                                                              -----------

         Total Liabilities                                      3,199,861
                                                              -----------

Stockholders' Equity
    Capital stock                                                     600
    Retained earnings (deficit)                                  (104,586)
                                                              -----------

         Total Stockholders' Equity (Impairment)                 (103,986)
                                                              -----------
         Total Liabilities and Stockholders' Equity           $ 3,095,875
                                                              ===========



See notes to the combined financial statements.                    Page 5 of 24

                            GROSSO JACOBSON COMPANIES
                        COMBINED STATEMENTS OF OPERATIONS
                                                                        PAGE F-3

                                                          Year Ended November 30,
                                                    -----------------------------------
                                                        1997                   1996
                                                    ------------            -----------
Revenues                                            $ 1,449,223             $ 6,580,508

Production costs                                        746,177               5,690,243
                                                    -----------             -----------
                                                        703,046                 890,265
Net Operating Revenues

General and administrative expenses                     750,961                 852,574
                                                    -----------             -----------

Operating Income (Loss)                                 (47,915)                 37,691
                                                    -----------             -----------

Other Income (Expense)
    Interest expense                                     (6,400)                      -
    Interest income                                       2,518                   5,412
                                                    -----------             -----------

         Total Other Income (Expense)                    (3,882)                  5,412
                                                    -----------             -----------

Income (Loss) Before Provision for Taxes                (51,797)                 43,103

Benefit From Income Taxes                               (17,058)                (29,412)
                                                    -----------             -----------
                                                    $    34,739             $    72,515
Net Income (Loss)                                   ===========             ===========



See notes to the combined financial statements.                    Page 6 of 24

                            GROSSO JACOBSON COMPANIES
                   COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
                FROM NOVEMBER 30, 1994 THROUGH NOVEMBER 30, 1996
                                                                        PAGE F-4


                                                                      Retained
                                                    Common            Earnings
                                                    Stock             (Deficit)             Total
                                                  ---------           ---------           ---------

Balance, November 30, 1994                        $     600           $(142,362)           (141,762)

Net Income, Year Ended November 30, 1995                  -              72,515              72,515
                                                  ---------           ---------           ---------

Balance, November 30, 1995                              600             (69,847)            (69,247)

Net (Loss), Year Ended November 30, 1996                  -             (34,739)            (34,739)
                                                  ---------           ---------           ---------
Balance, November 30, 1996                        $     600           $(104,586)          $(103,986)
                                                  =========           =========           =========




See notes to the combined financial statements.                     Page 7 of 24

                            GROSSO JACOBSON COMPANIES
                        COMBINED STATEMENTS OF CASH FLOWS
                                                                        PAGE F-5



                                                            Year Ended November 30,
                                                         ------------------------------
                                                             1996               1995
                                                         -----------        -----------

Cash Flows From Operating Activities
Net Income (Loss)                                        $   (34,739)       $    72,515
Adjustments to Reconcile Net Income (Loss)
 to Net Cash Provided (Used) by
Operating Activities
   Depreciation                                                1,131              1,608
   Deferred taxes                                             (5,200)           (32,800)
Changes in Assets and Liabilities
   Accounts receivable                                       357,563           (517,158)
   Productions-in-process                                 (2,618,736)                 -
   Accounts payable                                          (73,067)           (72,882)
   Deferred revenue                                        2,443,939            384,440
                                                         -----------        -----------
Net Cash Provided (Used) by Operating Activities              70,891           (164,277)
                                                         -----------        -----------

Cash Flows From Financing Activities
   Loans received from (repaid to) related parties           (39,200)           146,000
                                                         -----------        -----------
Net Cash Provided (Used) by Financing Activities             (39,200)           146,000
                                                         -----------        -----------

Net Increase (Decrease) in Cash                               31,691            (18,277)
Cash at Beginning of Period                                   68,679             86,956
                                                         -----------        -----------
Cash at End of Period                                    $   100,370        $    68,679
                                                         ===========        ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid (received) during the year for:
     Interest                                            $     6,400        $         -
     Income taxes                                        $   (11,858)       $     3,388






See notes to the combined financial statements.                     Page 8 of 24

                            GROSSO JACOBSON COMPANIES
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                                                                        PAGE F-6


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Nature of Organization
        Gross Jacobson Companies (the Company) is comprised of three separate corporations all of which are owned by two shareholders with equal ownership interests: Grosso-Jacobson Production, Inc. (GJP), Grosso-Jacobson Entertainment Corporation (GJE) and Grosso-Jacobson Music Company, Inc. (GJM). GJP and GJE produce television series programs and made-for-television movies. GJM owns rights to musical selections which are used in various productions of the Company.

    Principles of Combination
        The combined financial statements include the accounts of GJP, GJE and GJM. All significant intercompany balances and transactions have been eliminated.

    Revenue Recognition
        The Company recognizes revenue within the provisions of SFAS No. 53.

        Revenue from licensing agreements covering productions owned by the Company is recognized when the production is available to the licensee for telecast, exhibition, distribution and other conditions of the licensing agreements have been met. Where the Company does not own the productions, a producer's fee is recognized upon the completion and delivery of the production to the network/distributor.

    Productions-in-Process
        Production costs are recognized upon the completion and delivery of the production. When costs are expended in a period before the completion of the production, the costs are capitalized as an asset and immediately amortized in the period of completion.

    Accounts Receivable
        All accounts receivable are considered collectible by management. Thus, no allowance for doubtful accounts has been included.

    Depreciation
        The cost of equipment is depreciated for financial reporting and income tax purposes under accelerated methods over the estimated useful life of 5 years. Repairs and maintenance which do not extend the useful lives of the related assets are expenses as incurred.



                                                                    Page 9 or 24

                            GROSSO JACOBSON COMPANIES
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                                                                        PAGE F-7


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

    Income Taxes
        GJP and GJE are "C" Corporations and file separate Federal and State tax returns. GJM has elected to file as an "S" Corporation for Federal and State purposes. Thus, as for GJM, income (loss) is taxed to the shareholders personally and, accordingly, no provision for such taxes has been made in the accompanying financial statements for GJM.

        Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the accrual basis for financial reporting and the cash basis for income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future federal income taxes.

    Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Unclassified Balance Sheet
        The Company has elected to present unclassified balance sheet, in accordance with SFAS No. 53.

EQUIPMENT

    Equipment, less accumulated depreciation, consists of the following:


        Equipment                                       $     76,772
        Less accumulated depreciation                         74,913
                                                        ------------
             Total                                      $      1,859
                                                        ============


    Depreciation expense charged to operations was $1,131 and $1,608 in 1996 and 1995, respectively.

                            GROSSO JACOBSON COMPANIES
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                                                                        PAGE F-8
CAPITAL STOCK

    GJP: no par value common shares, 1,000 shares authorized, 500 shares issued and outstanding.

    GJE and GJM: no par value common shares, 200 shares authorized, 100 shares issued and outstanding.

OPERATING LEASE COMMITMENTS

    The Company leases its office space, automotive and office equipment under operating leases.

    The following is a schedule of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of November 30, 1996.


        Year Ending November 30,
             1997                                            $    183,843
             1998                                                 185,229
             1999                                                 185,229
             2000                                                 169,774
             2001                                                 166,088
             Thereafter                                            83,044
                                                             ------------
             Total minimum payments required                 $    973,207
                                                             ============

    The lease for office space also contain provisions for contingent rental payments based upon increases in the Consumer Price Index.

    Rental expense under all operating leases for the year ended November 30, 1996 and 1995 was $217,611 and $237,320, respectively.

INCOME TAXES

    The income tax provision (benefit) is comprised of the following:


                                              Year Ended November 30,
                                            ----------------------------
                                                1996            1995
                                            ------------    ------------
        Current                             $    (11,858)   $      3,388
        Deferred                                  (5,200)        (32,800)
                                            ------------    ------------
                                            $    (17,058)   $    (29,412)
                                            ============    ============

    Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statements and income tax purposes. The differences relate primarily to differences between the accrual basis for financial reporting and the cash basis for income tax reporting as well as net operating loss carryforwards as follows:

                                               Year Ended November 30,
                                             ----------------------------
                                                 1996            1995
                                             ------------    ------------
       Net operating loss carry forwards     $    (42,000)   $    (11,000)
       Book to tax accounting methods              36,800         (21,800)
                                             ------------    ------------
                                             $     (5,200)   $    (32,800)
                                             ============    ============

    The Company's provision for income taxes differs from applying the statutory U.S. federal income tax rate to income before income taxes. The primary differences result from providing for state income taxes and from deducting certain expenses for financial statement purposes but not for federal income tax purposes.

                            GROSSO JACOBSON COMPANIES
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                                                                        PAGE F-9


INCOME TAXES, Continued

    The net deferred tax asset consisted of the following components as of November 30, 1996:


        Deferred tax asset (liability) relating to:
             Net operating loss carry forwards                $     94,000
             Book to tax accounting methods                        (38,000)
                                                              ------------
             Net deferred tax asset                           $     56,000
                                                              ============


    The Company has available net operating loss carryforwards which may be used to reduce Federal, State and City taxable income and tax liabilities in future years as follows:


Available Through    Federal          State           City           Total
-----------------  ------------   ------------   ------------    -----------
       2007        $    19,469    $    16,974    $    16,195     $   52,638
       2009             13,840         12,282         11,682         37,804
       2010             46,900         46,834         46,773        140,507
       2011            232,674        232,674        232,674        698,022
                   -----------    -----------    -----------     ----------
                   $   312,883    $   308,764    $   307,324     $  928,971
                   ===========    ===========    ===========     ==========


401(k) PLAN

    The Company sponsors a qualified 401(k) plan (the plan) that covers substantially all full time employees. The plan allows for eligible participating employees to contribute up to 15% of their compensation to an investment trust.

RELATED PARTY TRANSACTIONS

    The Company utilizes its two shareholders in a producer capacity and has compensated them and/or affiliates controlled by them in the amount of $239,500 and $106,168 for the years ended November 30, 1996 and 1995, respectively.

    Advances made by the two shareholders to the Company amount to $186,800 at November 30, 1996 and are unsecured, non-interest bearing and due upon demand.

                            GROSSO JACOBSON COMPANIES
                                                                       PAGE F-10
                             COMBINED BALANCE SHEETS


                                                               September 30,    September 30,
                                                                   1997              1996
                                                                (unaudited)      (unaudited)
                                                                 ----------       ----------
                                     ASSETS

Cash and cash equivalents                                        $  171,841       $  424,548
Accounts receivable, net trade                                    1,089,304           80,754
Film costs, net                                                   2,848,451                -
Fixed assets, net                                                         -            2,989
Deferred tax asset                                                   51,300          139,500
Other assets                                                          2,400            2,400
                                                                 ----------       ----------
TOTAL ASSETS                                                     $4,163,296       $  650,191
                                                                 ----------       ----------


                       LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued expenses                            $  841,198       $   65,007
Due to related parties                                                    -           96,407
Deferred income                                                   2,464,636          251,798
                                                                 ----------       ----------
TOTAL LIABILITIES                                                $3,305,834       $  413,212

Stockholders equity:

Common Stock, no par value                                              600              600

Accumulated deficit and dividends                                   856,862          236,379
                                                                 ----------       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $4,163,296       $  650,191
                                                                 ----------       ----------




                                                               Page No. 13 of 24

                                GROSSO JACOBSON COMPANIES
                                                                       PAGE F-11
                            COMBINED STATEMENTS OF OPERATIONS



                                                    For the 10 months ended:
                                               -----------------------------------
                                               September 30,         September 30,
                                                  1997                   1996
                                               (unaudited)            (unaudited)
                                               -----------            -----------

Revenues                                       $ 7,867,050            $ 1,408,257

Costs related to revenues:
  Amortization of film costs                     2,775,101                      -
  Costs of projects sold                         3,434,092                609,506
                                               -----------            -----------

Net Revenues                                     1,657,857                798,751

General and administration expenses                688,296                595,772
                                               -----------            -----------

Operating profit (loss)                            969,561                202,979

Other income (expense):                                  -                  4,574

Interest income                                        391                    198
                                               -----------            -----------

Net other income (expense)                             391                  4,772

Net income (loss)                                  969,952                207,751

Provision for income taxes                           8,504                (98,475)
                                               -----------            -----------
Net income (loss)                              $   961,448            $   306,226
                                               ===========            ===========






                                                               Page No. 14 of 24

                            GROSSO JACOBSON COMPANIES
                                                                       PAGE F-12
                        COMBINED STATEMENT OF CASH FLOWS



                                                        For the 10 months ended
                                                      -------------------------------
                                                      September 30,     September 30,
                                                          1997                1996
                                                       (unaudited)        (unaudited)
                                                       -----------        -----------

Cash flows from operating activities:
Net income (loss)                                      $   961,448        $   306,226
Adjustments to reconcile net income (loss) to
net cash provided (used) by operating
activities
   Depreciation                                              1,858                  -
   Amortization of film costs                            2,775,101
   Deferred taxes                                            4,700            (88,700)
Changes in assets and liabilities
   Accounts receivable                                    (772,793)           593,320
   Productions in process                               (3,004,816)                 -
   Accounts payable                                        716,198           (132,611)
   Deferred revenue                                       (423,425)          (192,773)
                                                       -----------        -----------

Net cash provided (used) by
   operating activities                                    258,271            485,462
                                                       -----------        -----------

Cash flows from financing activities:
   Loans received from (paid to) related parties          (186,800)          (129,593)

                                                       -----------        -----------

Net cash provided (used) by financing activities          (186,800)          (129,593)
                                                       -----------        -----------

Net increase (decrease) in cash                             71,471            355,869
Cash at beginning of period                                100,370             68,679

                                                       -----------        -----------
Cash at end of period                                  $   171,841        $   424,548
                                                       ===========        ===========



                                                               Page No. 15 of 24

                                                                       PAGE F-13

                        Introductory Note With Respect to
               Pro Forma Combined Condensed Financial Information

The unaudited Pro Forma combined financial information set forth in the following Financial Statements presents the Pro Forma Combined Condensed Balance Sheets of the Registrant, The Producers Entertainment Group Ltd. and Subsidiaries, and Grosso Jacobson Companies at June 30, 1997 and September 30, 1997 after giving effect to the Grosso Jacobson Mergers as if they had been consummated on those dates. Also presented is the Pro Forma Combined Statements of Operations for the fiscal years ended June 30, 1997 and 1996 and the three months ended September 30, 1997 and 1996, respectively, after giving effect to the Grosso Jacobson Mergers as if they had been consummated on July 1, 1995. The unaudited Pro Forma information is based upon the historical financial statements of the Registrant and Grosso Jacobson companies after giving effect to the Grosso Jacobson Mergers. The Grosso Jacobson Mergers have been accounted for as a pooling of interests and is based on the adjustments contained in the accompanying Pro Forma Combined Condensed Financial Statements.

The unaudited Pro Forma information has been prepared by the Registrant based on the historical financial statements and related notes thereto of the Grosso Jacobson Companies incorporated herein by reference. The unaudited Pro Forma information should be read in conjunction with such historical financial statements and notes. The Pro Forma Combined Condensed Statements of Operations are not necessarily indicative of operating results which would have been achieved had the Grosso Jacobson Mergers been consummated as of the beginning of the periods for which such information is presented and should not be construed as being representative of future periods.

For further information concerning the Grosso Jacobson Mergers, reference is made to the Registrant's Current Report on Form 8-K filed with the Commission on November 4, 1997.

                                                                       PAGE F-14

             THE PRODUCERS ENTERTAINMENT GROUP LTD. AND SUBSIDIARIES
                           GROSSO JACOBSON COMPANIES
     AND PRO FORMA PRESENTATION OF POOLED INTEREST OF THE COMBINED COMPANIES

                        COMBINED CONDENSED BALANCE SHEETS
                               AS OF JUNE 30, 1997


                                                                 Grosso
                                              The Producers     Jacobson
                                              Entertainment     Companies                                           PRO FORMA
                                               Group, Ltd.     (Combined)                                            COMBINED
                                              (Consolidated)   (unaudited)         Pro forma Adjusting Entries     (unaudited)
                                              --------------   ---------------   -------------------------------   ------------


                                     ASSETS

Cash and cash equivalents                     $  1,037,130      $    307,740      $                $                $  1,344,870
Short term investments                           2,698,568                 -                                           2,698,568
Accounts receivable, net trade                     106,909           415,319                                             522,228
Due from related parties                            50,631                 -                                              50,631
Prepaid expenses                                    24,895                 -                                              24,895
Film costs, net                                  2,144,459         2,273,250                                           4,417,709
Right to receive revenue                           196,105                 -                                             196,105
Fixed assets, net                                   80,636             1,858                                              82,494
Covenant not to compete                            391,000                 -                                             391,000
Deferred tax asset                                       -            51,300                                              51,300
Investment in Grosso Jacobson                            -                 -         8,000,000(A)    (8,000,000)(B)            0
Other assets                                        61,386             2,400                                              63,786

                                              ------------      ------------      ------------     ------------     ------------
TOTAL ASSETS                                  $  6,791,719      $  3,051,867      $  8,000,000     $ (8,000,000)    $  9,843,586
                                              ------------      ------------      ------------     ------------     ------------


                       LIABILITIES AND SHAREHOLDERS EQUITY

Accounts payable and accrued expenses         $    227,325      $    565,447      $                $                $    792,772
Dividends payable                                  212,500                 -                                             212,500
Deferred income                                  2,641,666         2,628,203                                           5,269,869
Loans payable                                            -                 -                                                   -
Other                                                    -                 -                                                   -
                                              ------------      ------------      ------------     ------------     ------------
TOTAL LIABILITIES                             $  3,081,491      $  3,193,650      $          0     $          0     $  6,275,141

Stockholders equity:

Preferred Stock, $.001 par value, authorized
 10,000,000 shares, issued and outstanding
 1,000,000 shares - Series A                         1,000                 -                                               1,000

Common Stock, $.001 par value, authorized
 50,000,000 shares issued and outstanding
 12,387,761 and 12,387,761 shares (pro forma
 combined with Grosso Jacobson Companies
 issued and outstanding 19,054,427 and
 19,054,027 shares)                                 12,387               600              (600)(B)        6,667(A)        19,054

Additional paid in capital                      22,531,786                 -        (7,999,400)(B)    7,993,333(A)    22,525,719
Accumulated deficit and dividends              (17,824,753)         (142,383)                                        (17,967,136)
                                              ------------      ------------      ------------     ------------     ------------
                                                 4,720,420          (141,783)       (8,000,000)       8,000,000        4,578,637

Treasury stock, 280,609 shares at cost          (1,010,192)                -                                          (1,010,192)
                                              ------------      ------------      ------------     ------------     ------------
Net shareholders' equity                      $  3,710,228      $   (141,783)     $ (8,000,000)    $  8,000,000     $  3,568,445
                                              ------------      ------------      ------------     ------------     ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $  6,791,719      $  3,051,867      $ (8,000,000)    $  8,000,000     $  9,843,586
                                              ------------      ------------      ------------     ------------     ------------

----------
 (A) This adjustment is made to show the pro forma effect of 6,666,666 shares, $.001 par value, Common Stock of the Company issued to the stockholders of the Grosso Jacobson Companies in exchange for their 600 shares of no par value Common Stock of the three Grosso Jacobson Companies stated at $600.

 (B) This adjustment is to eliminate the investment in Grosso Jacobson Companies for consolidation.





                                                               Page No. 17 of 24

                                                                       PAGE F-15

             THE PRODUCERS ENTERTAINMENT GROUP LTD. AND SUBSIDIARIES
                            GROSSO JACOBSON COMPANIES
     AND PRO FORMA PRESENTATION OF POOLED INTEREST OF THE COMBINED COMPANIES

                   COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 1996


                                                               Grosso
                                           The Producers      Jacobson
                                           Entertainment      Companies                                            PRO FORMA
                                           Group, Ltd.       (Combined)                                            COMBINED
                                           (Consolidated)    (unaudited)        Pro forma Adjusting Entries       (unaudited)
                                           --------------    -----------       ------------------------------     ------------

Revenues                                   $  5,367,498      $  6,075,745      $                 $                $ 11,443,243

Costs related to revenues:
  Amortization  of film costs                   857,199                 -                                              857,199
  Costs of projects sold                      2,579,277         5,177,743                                            7,757,020
                                           ------------      ------------      ------------      ------------     ------------
Net Revenues                                  1,931,022           898,002                 0                 0        2,829,024

Write-off of projects in development            103,404                 -                                              103,404

General and administration expenses           3,567,611         1,147,872                                            4,715,483
                                           ------------      ------------      ------------      ------------     ------------
Operating profit (loss)                      (1,739,993)         (249,870)                0                 0       (1,989,863)

Other income (expense):                         234,987             4,574                                              239,561

Interest income                                  80,260             4,651                                               84,911

Interest and financing expense                  (22,920)                0                                              (22,920)
                                           ------------      ------------      ------------      ------------     ------------
Net other income (expense)                      292,327             9,225                 0                 0          301,552

Net income (loss)                            (1,447,666)         (240,645)                0                 0       (1,688,311)

Provision for income taxes                            -          (123,040)                                            (123,040)

Net income (loss)                            (1,447,666)         (117,605)                                          (1,565,271)

Dividend requirement on Series A
  Preferred Stock at $.31875 per share         (425,000)                                                              (425,000)
                                           ------------      ------------      ------------      ------------     ------------
Net profit (loss) applicable to common
  shareholders                             $ (1,872,666)     $   (117,605)     $          0      $          0     $ (1,990,271)
                                           ------------      ------------      ------------      ------------     ------------
Net income (loss) per share                $       (.63)                                                          $       (.67)

Average common shares outstanding             2,967,483                                                              2,967,483
                                           ------------                                                           ------------



                                                               Page No. 18 of 24

                                                                       PAGE F-16

             THE PRODUCERS ENTERTAINMENT GROUP LTD. AND SUBSIDIARIES
                            GROSSO JACOBSON COMPANIES
     AND PRO FORMA PRESENTATION OF POOLED INTEREST OF THE COMBINED COMPANIES

                   COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 1997


                                                              Grosso
                                           The Producers     Jacobson
                                           Entertainment     Companies                                              PRO FORMA
                                            Group, Ltd.      (Combined)                                             COMBINED
                                           (Consolidated)   (unaudited)         Pro forma Adjusting Entries        (unaudited)
                                           --------------   -----------        ------------------------------      -----------

Revenues                                   $    782,181      $  4,689,856      $                 $                $  5,472,037

Costs related to revenues:
  Amortization  of film costs                   503,552                 -                                              503,552
  Costs of projects sold                         76,321         3,633,994                                            3,710,315
                                           ------------      ------------      ------------      ------------     ------------
Net Revenues                                    202,308         1,055,862                 0                 0        1,258,170

Write-off of projects in development            212,920                 -                                              212,920

General and administration expenses           4,151,252           887,958                                            5,039,210
                                           ------------      ------------      ------------      ------------     ------------
Operating profit (loss)                      (4,161,864)          167,904                 0                 0       (3,993,960)

Other income (expense):                        (547,774)                -                                             (547,774)

Interest income                                 224,570             2,439                                              227,009

Interest and financing expense                 (156,975)           (6,400)                                            (163,375)
                                           ------------      ------------      ------------      ------------     ------------
Net other income (expense)                     (480,179)           (3,961)                0                 0         (484,140)

Net income (loss)                            (4,642,043)          163,943                 0                 0       (4,478,100)

Provision for income taxes                            -            95,607                                               95,607

Net income (loss)                            (4,642,043)           68,336                                           (4,573,707)

Dividend requirement on Series A
  Preferred Stock at $.31875 per share         (425,000)                                                              (425,000)
                                           ------------      ------------      ------------      ------------     ------------
Net profit (loss) applicable to common
  shareholders                             $ (5,067,043)     $     68,336      $          0      $          0     $ (4,998,707)
                                           ------------      ------------      ------------      ------------     ------------
Net income (loss) per share                $       (.47)                                                          $       (.47)

Average common shares outstanding            10,692,684                                                             10,692,684
                                           ------------                                                           ------------




                                                               Page No. 19 of 24

                                                                       PAGE F-17

             THE PRODUCERS ENTERTAINMENT GROUP LTD. AND SUBSIDIARIES
                            GROSSO JACOBSON COMPANIES
     AND PRO FORMA PRESENTATION OF POOLED INTEREST OF THE COMBINED COMPANIES

                        COMBINED CONDENSED BALANCE SHEETS
                                   (UNAUDITED)
                            AS OF SEPTEMBER 30, 1997



                                               The Producers       Grosso
                                               Entertainment      Jacobson
                                                Group, Ltd.      Companies                                          PRO FORMA
                                               (Consolidated)    (Combined)      Pro forma Adjusting Entries        COMBINED
                                               --------------    ----------   ---------------------------------    -----------


                                     ASSETS

Cash and cash equivalents                     $  2,096,665     $    171,841     $                   $               $  2,268,506
Short term investments                                   -                -                                                    -
Accounts receivable, net trade                     104,493        1,089,304                                            1,193,797
Due from related parties                            50,631                -                                               50,631
Prepaid expenses                                         -                -                                                    -
Film costs, net                                  3,367,605        2,848,451                                            6,216,056
Right to receive revenue                           196,105                -                                              196,105
Fixed assets, net                                  119,115                -                                              119,115
Covenant not to compete                            322,000                -                                              322,000
Deferred tax asset                                       -           51,300                                               51,300
Investment in Grosso Jacobson                            -                -        8,000,000(A)       (8,000,000)(B)           0
Other assets                                       177,472            2,400                                              179,872
                                              ------------     ------------     ------------        ------------    ------------
TOTAL ASSETS                                  $  6,434,086     $  4,163,296     $  8,000,000        $ (8,000,000)   $ 10,597,382
                                              ------------     ------------     ------------        ------------    ------------


                      LIABILITIES AND SHAREHOLDERS EQUITY

Accounts payable and accrued expenses         $    139,358     $    841,198     $                   $               $    980,556
Dividends payable                                  212,500                -                                              212,500
Deferred income                                  2,641,666        2,464,636                                            5,106,302
Loans payable                                      416,000                -                                              416,000
Other                                                  (14)               -                                                  (14)
                                              ------------     ------------     ------------        ------------    ------------
TOTAL LIABILITIES                             $  3,409,510     $  3,305,834     $          0        $          0    $  6,715,344

Stockholders equity:

Preferred Stock, $.001 par value,
 authorized 10,000,000 shares,
 issued and outstanding 1,000,000
 shares - Series A                                   1,000                -                                                1,000

Common Stock, $.001 par value,
 authorized 50,000,000 shares issued and
 outstanding 12,387,761 and 12,387,761
 shares (pro forma combined with Grosso
 Jacobson Companies issued and outstanding
 19,054,427 and 19,054,027 shares)                  12,387              600             (600)(B)           6,667(A)       19,054

Additional paid in capital                      22,531,786                -       (7,999,400)(B)       7,993,333(A)   22,525,719
Accumulated deficit and dividends              (18,510,405)         856,862                                          (17,653,543)
                                              ------------     ------------     ------------        ------------    ------------
                                                 4,034,768          857,462       (8,000,000)          8,000,000       4,892,230

Treasury stock, 280,609 shares at cost          (1,010,192)               -                                           (1,010,192)
                                              ------------     ------------     ------------        ------------    ------------
Net shareholders' equity                      $  3,024,576     $    857,462     $ (8,000,000)       $  8,000,000    $  3,882,038
                                              ------------     ------------     ------------        ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $  6,434,086     $  4,163,296     $ (8,000,000)       $  8,000,000    $ 10,597,382
                                              ------------     ------------     ------------        ------------    ------------


----------
 (1) For further information concerning the Registrant's financial condition as at September 30, 1996 and September 30, 1997, reference is made to the Registrant's Quarterly Report on form 10-QSB dated November 10, 1997.

 (A) This adjustment is made to show the pro forma effect of 6,666,666 shares, $.001 par value, Common Stock of the Company issued to the stockholders of the Grosso Jacobson Companies in exchange for their 600 shares of no par value Common Stock of the three Grosso Jacobson Companies stated at $600.

 (B) This adjustment is to eliminate the investment in Grosso Jacobson Companies for consolidation.


                                                               Page No. 20 of 24

                                                                       PAGE F-18

             THE PRODUCERS ENTERTAINMENT GROUP LTD. AND SUBSIDIARIES
                            GROSSO JACOBSON COMPANIES
     AND PRO FORMA PRESENTATION OF POOLED INTEREST OF THE COMBINED COMPANIES

                   COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996


                                           The Producers       Grosso
                                           Entertainment       Jacobson
                                            Group, Ltd.       Companies                                            PRO FORMA
                                          (Consolidated)(1)   (Combined)        Pro forma Adjusting Entries        COMBINED
                                          -----------------   ----------        ---------------------------        ---------

Revenues                                  $    316,859     $    816,269        $               $                 $ 1,133,128

Costs related to revenues:
  Amortization  of film costs                   63,000                -                                               63,000
  Costs of projects sold                             -          177,934                                              177,934

                                          ------------     ------------       ------------     ------------      -----------

Net Revenues                                   253,859          638,335                  0                0          892,194

General and administration expenses            838,163          158,378                                              996,541
                                          ------------     ------------       ------------     ------------      -----------

Operating profit (loss)                       (584,304)         479,957                  0                0         (104,347)

Other income (expense):                              -                -                                                    -

Interest income                                 40,905               57                                               40,962

Interest and financing expense                (156,975)               -                                                    -
                                          ------------     ------------       ------------     ------------      -----------

Net other income (expense)                    (116,070)              57                  0                0           40,962

Net income (loss)                             (700,374)         480,014                  0                0         (220,360)

Provision for income taxes                           -               55                                                    -

Net income (loss)                             (700,374)         479,959                                             (220,415)

Dividend requirement on Series A
  Preferred Stock at $.31875 per share        (106,250)               -                                             (106,250)
                                          ------------     ------------       ------------     ------------      -----------

Net profit (loss) applicable to common
  shareholders                            $   (806,624)    $    479,959       $          0     $          0      $  (326,665)
                                          ------------     ------------       ------------     ------------      -----------

Net income (loss) per share               $       (.06)                                                          $       .02

Average common shares outstanding           12,107,152                                                            18,773,818
                                          ------------                                                           -----------


----------
 (1) For further information concerning the Registrant's results of operations for the quarters ended September 30, 1996 and September 30, 1997, reference is made to the Registrant's Quarterly Report on form 10-QSB dated November 10, 1997.



                                                               Page No. 21 of 24

                                                                       PAGE F-19

             THE PRODUCERS ENTERTAINMENT GROUP LTD. AND SUBSIDIARIES
                            GROSSO JACOBSON COMPANIES
     AND PRO FORMA PRESENTATION OF POOLED INTEREST OF THE COMBINED COMPANIES

                   COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997


                                         The Producers        Grosso
                                         Entertainment       Jacobson
                                          Group, Ltd.        Companies                                         PRO FORMA
                                        (Consolidated)(1)    (Combined)     Pro forma Adjusting Entries        COMBINED
                                        -----------------   ------------    ----------------------------      -----------

Revenues                                  $    403,569     $  3,985,023    $                $                  $ 4,388,592

Costs related to revenues:
  Amortization  of film costs                        -        2,775,101                                          2,775,101
  Costs of projects sold                             -           71,418                                             71,418
                                          ------------     ------------    ------------     ------------       -----------
Net Revenues                                   403,569        1,138,504               0                0         1,542,073

General and administration expenses            993,251          139,409                                          1,132,660
                                          ------------     ------------    ------------     ------------       -----------
Operating profit (loss)                       (589,682)         999,095               0                0           409,413

Other income (expense):                              -                -                                                  -

Interest income                                 10,280              150                                             10,430

Interest and financing expense                       -                -                                                  -
                                          ------------     ------------    ------------     ------------       -----------
Net other income (expense)                      10,280              150               0                0            10,430

Net income (loss)                             (579,402)         999,245               0                0           419,843

Provision for income taxes                           -                -                                                  -

Net income (loss)                             (579,402)         999,245                                            419,843

Dividend requirement on Series A
  Preferred Stock at $.31875 per share        (106,250)               -                                           (106,250)
                                          ------------     ------------    ------------     ------------       -----------
Net profit (loss) applicable to common
  shareholders                            $   (685,652)    $    999,245    $          0     $          0       $   313,593
                                          ------------     ------------    ------------     ------------       -----------
Net income (loss) per share               $       (.06)                                                        $       .02

Average common shares outstanding           12,107,152                                                          18,773,818
                                          ------------                                                         -----------

----------
 (1) For further information concerning the Registrant's results of operations for the quarters ended September 30, 1996 and September 30, 1997, reference is made to the Registrant's Quarterly Report on form 10-QSB dated November 10, 1997.


                                                               Page No. 22 of 24

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE PRODUCERS ENTERTAINMENT
                                            GROUP LTD.



Date:   December 24, 1997                   By: /s/ ALFRED HAFERKAMP
                                                --------------------------------
                                                   Alfred Haferkamp
                                                   Controller





                                                                   Page 23 of 24